SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 14a-12

                              BIGSTRING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A
     2)   Form, Schedule or Registration Statement No.: N/A
     3)   Filing Party: N/A
     4)   Date Filed: N/A

                              BIGSTRING CORPORATION
                             3 Harding Road, Suite F
                           Red Bank, New Jersey 07701
                                 (732) 741-2840



                                 April 19, 2006



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of BigString Corporation to be held at the law firm of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on Thursday, May 18, 2006 at 10:00 a.m., local time.

         At the annual meeting, you will be asked to elect five nominees for director, consider, approve and adopt the BigString Corporation 2006 Equity Incentive Plan and consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

         It is important that your shares of BigString Corporation common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy. Your prompt attention is greatly appreciated.

                                                   Very truly yours,

                                                   /s/ Adam M. Kotkin

                                                   Adam M. Kotkin
                                                   Secretary

                              BIGSTRING CORPORATION
                             3 Harding Road, Suite F
                           Red Bank, New Jersey 07701
                                 (732) 741-2840

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 18, 2006

                          ----------------------------

To the Stockholders of
BigString Corporation:

         NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders (the "Annual Meeting") of BigString Corporation will be held at the law firm of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on Thursday, May 18, 2006 at 10:00 a.m., local time, for the following purposes:

         1. To elect five nominees for director who will serve on BigString Corporation's Board of Directors for the following year and until their successors have been elected and qualify;

         2. To consider and vote on the proposal to approve and adopt the BigString Corporation 2006 Equity Incentive Plan; and

         3. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

         Stockholders of record at the close of business on April 6, 2006 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope. You may revoke your proxy either by written notice to BigString Corporation, by submitting a proxy card dated as of a later date or in person at the Annual Meeting. The Board of Directors of BigString Corporation recommends that you vote "FOR" each of the nominees for director and the proposal to approve and adopt the BigString Corporation 2006 Equity Incentive Plan.

                                        By Order of the Board of Directors

                                        /s/ Adam M. Kotkin

                                        Adam M. Kotkin
                                        Secretary

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.
--------------------------------------------------------------------------------

                              BIGSTRING CORPORATION

                  --------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                  --------------------------------------------


General Information

         This Proxy Statement is being furnished to the holders of common stock, with a par value of $.0001 per share ("Common Stock"), of BigString Corporation ("BigString" or the "Company") in connection with the solicitation of proxies by the Board of Directors of BigString (the "Board" or "Board of Directors") for use at the annual meeting of stockholders of BigString to be held at 10:00 a.m. on Thursday, May 18, 2006 at the law firm of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey (the "Annual Meeting"). The Board of Directors has fixed the close of business on April 6, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 19, 2006.

         At the Annual Meeting, stockholders of BigString will consider and vote on:

         o  the election of five nominees for director;

         o the proposal to approve and adopt the BigString 2006 Equity Incentive Plan (the "2006 Equity Incentive Plan"); and

         o  any other business as may properly come before the Annual Meeting.

         Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the Annual Meeting. Presence at the Annual Meeting does not, in and of itself, revoke the proxy. Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy. All shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted "FOR" the election of each of the nominees for director and "FOR" the proposal to approve and adopt the 2006 Equity Incentive Plan. Neither the Board nor management of BigString is aware, to date, of any matter to be presented at the Annual Meeting other than the election of directors and the proposal to approve and adopt the 2006 Equity Incentive Plan, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

         Proxies for use at the Annual Meeting are being solicited by the Board of Directors. The cost for preparing, assembling and mailing the proxy materials is to be borne by BigString. It is not anticipated that any compensation will be paid for soliciting proxies, and BigString does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of BigString, without additional compensation, may solicit proxies personally or by telephone, telegraph, facsimile transmission or special letter.

Voting Securities

         Each stockholder of record at the close of business on April 6, 2006 is entitled to one vote for each share of Common Stock then held by such stockholder. As of that date, BigString had 52,770,125 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the Annual Meeting for the purpose of determining the existence of a quorum.

         Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. A majority of the outstanding shares of Common Stock voted at the Annual Meeting at which a quorum is present must be voted in favor of the proposal to approve and adopt the 2006 Equity Incentive Plan. All votes will be tabulated by the inspector of election appointed at the Annual Meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes. Any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates.

Principal Stockholders and Security Ownership of Management

         The following table sets forth information as of April 6, 2006 with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of BigString's Common Stock, which is the only class of BigString capital stock with shares issued and outstanding, by (1) each director and nominee for director of BigString, (2) the President and Chief Executive Officer of BigString (represents the only person who qualifies as a "named executive officer" under applicable federal securities laws), (3) each person or group of persons known by BigString to be the beneficial owner of 5% of BigString's outstanding Common Stock, and (4) all directors and officers of BigString as a group:


                                                      Beneficial Ownership of Common Stock
Name of Beneficial Owner - Directors and Nominees     ------------------------------------
-------------------------------------------------                              Percent of
for Director, Officers and 5% Stockholders             No. of Shares (1)          Class
-----------------------------------------             ------------------      ------------
Darin M. Myman (2) (3) (4) (5) (6).................        9,000,000              17.06%
David L. Daniels (2) (3) (7) (8)...................        8,000,000              15.16%
Charles A. Handshy, Jr. (2) (3) (9) (10)...........        8,000,000              15.16%
Todd M. Ross (2) (3) (4) (11)......................        1,625,000               3.08%
Adam M. Kotkin (2) (3) (4) (12)....................          700,000               1.33%
Marc Dutton (2) (3) (4)............................          650,000               1.33%
Barbara Musco (2) (3) (13).........................          305,000                .58%
Lee Rosenberg (4) (14).............................        1,040,000               1.97%
Jo Myman (2) (15)..................................        9,000,000              17.06%
Deborah K. Daniels (2) (16)........................        8,000,000              15.16%
June E. Handshy (2) (17)...........................        8,000,000              15.16%
Alfred L. Pantaleone (18) (19) ....................        6,700,000              12.70%
Mark Shefts (20) (21)..............................        3,068,545               5.56%
All Directors and Executive Officers as a Group
    (7 persons) (6) (8) (10) (13)..................       28,280,000              53.54%


(1) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of BigString's Common Stock if he or she has voting or investment power with respect to such security. This includes shares (a) subject to options exercisable within 60 days, and (b)(1) owned by a spouse, (2) owned by other immediate family members, or (3) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(2) This executive officer and/or director, or spouse of an executive officer and/or director, maintains a mailing address at 3 Harding Road, Suite F, Red Bank, New Jersey 07701.

(3)      Such person currently serves as a director of BigString.

(4)      Such person is a nominee for director.

(5)      Mr. Myman serves as the President and Chief Executive Officer of
         BigString.

(6) Includes 100,000 shares registered in the name of Mr. Myman's wife, Jo Myman, and 900,000 shares held by Mr. Myman for the benefit of Mr. and Mrs. Myman's children under the Uniform Transfers to Minors Act. Mr. Myman disclaims any beneficial interest in the shares held by his wife and the shares held by him as custodian for his children.

(7)      Mr. Daniels serves as Chief Technology Officer of BigString.

(8) Includes 4,000,000 shares registered in the name of Mr. Daniels' wife, Deborah Daniels, as to which shares he disclaims any beneficial interest.

(9)      Mr. Handshy serves as Chief Information Officer of BigString.

(10) Includes 4,000,000 shares registered in the name of Mr. Handshy's wife, June Handshy, as to which shares he disclaims any beneficial interest.

(11)     Mr. Ross serves as Chief Financial Officer and Treasurer of BigString.

(12)     Mr. Kotkin serves as Chief Operating Officer and Secretary of
         BigString.

(13)     Includes 50,000 shares subject to a currently exercisable warrant.

(14) Mr. Rosenberg, a nominee for director, maintains a mailing address at c/o ARS Financial Services, Inc., 500 North Broadway, Suite 260, Jericho, New York 11752.

(15) Includes (a) 8,000,000 shares registered in the name of her husband, Darin M. Myman, and (b) 900,000 shares held by Mr. Myman for the benefit of Mr. and Mrs. Myman's children under the Uniform Transfers to Minors Act, as to which shares Mrs. Myman disclaims any beneficial ownership.

(16) Includes 4,000,000 shares registered in the name of her husband, David Daniels, as to which shares she disclaims any beneficial interest.

(17) Includes 4,000,000 shares registered in the name of her husband, Charles A. Handshy, Jr., as to which shares she disclaims any beneficial interest.

(18) Alfred Pantaleone maintains a mailing address at 25 Ely Road, Holmdel, New Jersey 07733.

(19) Includes 1,200,000 shares held by Mr. Pantaleone as custodian for the benefit of his children under the Uniform Transfers to Minor Act, as to which shares he disclaims any beneficial interest.

(20) Mark Shefts maintains a mailing address at P.O. Box 656, Tuxedo Park, New York 10987.

(21) Includes 625,000 shares held by the Shefts Family LP and 2,443,545 shares subject to two currently exercisable warrants held by Shefts Associates, Inc. Mr. Shefts disclaims beneficial ownership of these shares except to the extent of his respective ownership interest in these entities.

                              ELECTION OF DIRECTORS

         The By-laws of BigString provide that the number of directors shall not be less than one director nor more than twelve directors, and permit the exact number of directors to be determined from time to time by the Board. At this time, the Board has fixed the number of directors at five.

Nomination Process

         Effective March 23, 2006, BigString's Board of Directors formed a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of the following three directors: Marc W. Dutton, Adam M. Kotkin and Darin M. Myman. Although the Nominating and Corporate Governance Committee currently does not have a formal charter, the Board has established the following principal responsibilities of the Nominating and Corporate Governance Committee: (1) the Nominating and Corporate Governance Committee shall recommend nominees for election as directors based upon certain performance criteria established by it and recommend a successor to a key senior management position when such position is vacant; and (2) the Nominating and Corporate Governance Committee shall develop a management succession policy that specifies key senior management positions and qualified potential replacements. In addition, the Nominating and Corporate Governance Committee shall (a) regularly review issues and developments relating to corporate governance, (b) develop and recommend to the Board a set of corporate governance principles for BigString or, as appropriate, changes to existing corporate governance principles of BigString, (c) review the governance and operating practices of the Board and its committees, (d) review the performance and development of management in achieving corporate goals and objectives, and (e) evaluate BigString's compliance with relevant laws and listing standards, if any.

         In making its recommendations with respect to the Board nominees, the Nominating and Corporate Governance Committee is to consider, among other things, the qualifications of individual director candidates. In evaluating the suitability of a nominee to the Board, the Nominating and Corporate Governance Committee is to take into account several different factors, including such nominee's (1) general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today's business environment, (2) understanding of BigString's business and technology, (3) educational and professional background, and (4) personal accomplishments. The Nominating and Corporate Governance Committee also will consider whether the nominee will qualify as an "independent director" as such terms is defined by the NASD and the Securities and Exchange Commission. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee is also to consider the director's past attendance at meetings and participation in and contributions to the activities of the Board.

         The Nominating and Corporate Governance Committee will also consider nominees for director suggested by stockholders of BigString applying the same criteria for nominees described above and considering the additional information required below. Any stockholder nominee for director for the 2007 annual meeting of stockholders must be received by BigString at its principal executive offices no later than December 31, 2006, and must be accompanied by the following information: (1) the name and contact information for the nominee;
(2) a statement of the nominee's business experience and educational background;
(3) a detailed description describing any relationship between the nominee and the proposing stockholder; (4) a statement by the stockholder explaining why he, she or it believes that the nominee is qualified to serve on the Board and how his or her service would benefit BigString; and (5) a statement that the nominee is willing to be considered and serve as a director of BigString if nominated and elected. The Board retains complete discretion for making nominations for election as a member of the Board.

         The nominees for director named herein were recommended by the Nominating and Corporate Governance Committee and approved by the Board.

Nominees

         It is intended that the proxies solicited by the Board will be voted "FOR" the five nominees listed below in the section captioned "Board of Directors" (unless a stockholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election to or service on the Board, the proxies solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected. Except for Lee Rosenberg, each nominee for director currently serves as a director of BigString. Mr. Rosenberg, a stockholder of BigString, was introduced to the Nominating and Corporate Governance Committee by Mr. Myman, BigString's President and Chief Executive Officer. Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

Nominees for Director

         Except for Mr. Rosenberg, each candidate for director currently serves as a director of BigString. Each nominee for director has been nominated to serve for a one year term to expire at the next annual meeting of stockholders of BigString. The name, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the Board of Directors of BigString is set forth below:


Name and Address       Age           Principal Occupation or Employment
----------------       ---           ----------------------------------
Darin M. Myman          41           President and Chief Executive Officer of BigString

Todd M. Ross            33           Chief Financial Officer of BigString

Adam M. Kotkin          26           Chief Operating Officer and Secretary of BigString

Marc W. Dutton          36           President - FJA-US Inc.

Lee Rosenberg           53           Financial Planner - ARS Financial Services, Inc.


         There are no family relationships among BigString's directors, executive officers and nominees for director. None of the directors of BigString is a director of any company registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Biographical Information

Darin M. Myman is a co-founder of BigString and has served as the President and Chief Executive Officer of BigString since its inception on October 8, 2003. He also has served as a member of BigString's Board of Directors since BigString's inception. From November 2001 until October 2003, Mr. Myman was a self-employed Internet marketing and business consultant and, from March 2001 until November 2001, he served as Executive Vice President of InsuranceGenie.com. Prior to his employment by InsuranceGenie.com, Mr. Myman was a co-founder and Chief Executive Officer of LiveInsurance.com, the first online insurance brokerage agency, from March 1999 until December 2000. Prior to co-founding LiveInsurance.com, he served as a Vice President of the online brokerage services unit of Westminster Securities Corporation from January 1995 until March 1999.

Todd M. Ross has served as the Chief Financial Officer and Treasurer of BigString since January, 2005. He also has served as a member of BigString's Board of Directors since June 29, 2005. Since September 2005, Mr. Ross has also served as President and CEO of TM Ross Insurance Brokerage, LLC and served as President and CEO of H.K. Ross Corp. from November 2002 to September 2005. Prior to his formation of H.K. Ross Corp., Mr. Ross served as In-house Counsel and Chief Financial Officer for LiveInsurance.com from January 2000 to December, 2000. From January 1998 until December 1999, Mr. Ross worked for the NIA Group, one of the largest privately held insurance brokerage firms in the United States. Mr. Ross graduated from the University of Wisconsin-Madison with a BA in Political Science in May, 1994 and earned his JD at Hofstra University School of Law in May 1997. Mr. Ross anticipates receiving his MBA in Professional Accounting and Finance and a Masters in Taxation from Fordham University Graduate School of Business by the end of 2006.

Adam M. Kotkin is a co-founder of BigString and has served as the Chief Operating Officer of BigString since its inception on October 8, 2003, and as Secretary since August 17, 2005. He also has served as a member of BigString's Board of Directors since June 29, 2005. Prior to joining BigString, from June 2002 until December 2003, Mr. Kotkin was a paralegal in the law firm of Swidler, Berlin, Shereff & Friedman, LLP. From April 2001 until August 2001, he served as a business manager for InsuranceGenie.com. Prior thereto, Mr. Kotkin served as business developer and sales manager at LiveInsurance.com from March 1999 until December 2000. Mr. Kotkin graduated with distinction from New York University with a BA in Economics.

Marc W. Dutton currently serves as the President of FJA-US and FJA-US, Australia (formerly known as Finansys), an industry leader in insurance technology solutions. Mr. Dutton joined FJA-US in 1996 and prior to serving as President, he served as Managing Director, Vice President of Sales and other sales management positions. He received a Bachelor of Science

Degree from the University of Albany in May of 1991. Mr. Dutton has served on the Board of Directors of BigString since June 29, 2005.

Lee Rosenberg is a financial planner for ARS Financial Services, Inc., an independent, professional financial planning organization, with offices located in Jericho, New York and Boca Raton, Florida, which Mr. Rosenberg co-founded in 1984. In February of 1988, he joined Cadaret, Grant & Co., Inc., as a Registered Representative. Mr. Rosenberg is a CERTIFIED FINANCIAL PLANNER(TM) with more than 32 years of experience and has previously served as the Chairman of the Long Island Society of the Institute of CERTIFIED FINANCIAL PLANNERS(TM) (1989-1996). Mr. Rosenberg has authored several books on financial and retirement planning and is a recognized speaker and lecturer. He holds a Bachelor of Arts in Sociology from Brooklyn College (1974) and a degree as a CERTIFIED FINANCIAL PLANNER(TM) from the Denver College of Financial Planning
(1982). Mr. Rosenberg resides in Long Island, New York.

Meetings and Committees of the Board of Directors

         The Board of Directors of BigString conducts business through regularly scheduled meetings of the Board or by unanimous written consents of the Board. The Board of Directors for 2005 consisted of: David L. Daniels, Marc W. Dutton, Charles A. Handshy, Jr., Adam M. Kotkin, Barbara Musco, Darin M. Myman and Todd
M. Ross. During 2005, the Board held two meetings of the Board which were attended by all of the directors serving on the Board at the time of such meetings. The Board also acted by unanimous written consent on seven other occasions in 2005.

Executive Committee

         On March 23, 2006, the Board formed the Executive Committee of the Board of Directors. The Executive Committee is comprised of directors Marc W. Dutton, Adam M. Kotkin, Darin M. Myman and Todd M. Ross. Mr. Myman serves as Chairman of the Executive Committee. To the extent permitted by law, the Executive Committee shall act on behalf of the Board in its absence and also may address corporate matters between meetings of the full Board; provided, however, that the Executive Committee shall not have the authority to (1) approve, adopt or recommend to BigString's stockholders any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (2) adopt, recommend or repeal any by-laws of BigString. Inasmuch as the Executive Committee was formed in 2006, there were no meetings of the Executive Committee in 2005.

Nominating and Corporate Governance Committee

         On March 23, 2006, the Board formed the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee is comprised of directors Marc W. Dutton, Adam M. Kotkin and Darin M. Myman. Mr. Myman serves as the Chairman of the Nominating and Corporate Governance Committee. Based on the NASD's definition of "independent director," only Marc W. Dutton currently qualifies as an independent director. In the event that the Board determines in the future to apply for listing of BigString's

Common Stock on a securities exchange or the NASDAQ market, the Board will then review the composition of the Nominating and Corporate Governance Committee to ensure it meets the independence standards of any such securities exchange or the NASDAQ market, as the case may be.

         The Nominating and Corporate Governance Committee is responsible for recommending nominees for election as directors based upon the performance criteria established by the Nominating and Corporate Governance Committee, and may recommend a successor to a key senior management position when such position is vacant. In addition, the Nominating and Corporate Governance Committee anticipates developing a management succession policy that specifies key senior management positions and qualified potential replacements. Inasmuch as the Nominating and Corporate Governance Committee was formed in 2006, there were no meetings of the Nominating and Corporate Governance Committee in 2005. See "Nomination Process."

Compensation Committee

         On March 23, 2006, the Board formed the Compensation Committee of the Board. The Compensation Committee is comprised of directors Marc W. Dutton, Darin M. Myman and Todd M. Ross. Mr. Dutton is the Chairman of the Compensation Committee. The Compensation Committee is responsible for determining whether the Company's compensation and benefits packages are suitable and do not provide excessive benefits or result in material financial loss to BigString. The Compensation Committee is also responsible for approving or recommending to the Board compensation packages and plans for senior management and directors. These compensation packages include salaries, bonuses, vacations, termination benefits, profit-sharing plans, contributions to employee pension plans, stock option and stock purchase plans, indemnification agreements and employment/change of control contracts. When reviewing proposed compensation packages, the Compensation Committee will consider: (1) the combined value of all cash and noncash benefits provided to the individual or individuals; (2) the compensation history of the individual or individuals as compared to other individuals with comparable expertise at BigString; (3) the financial condition of BigString; (4) comparable compensation packages at similar institutions based upon such factors as asset size, geographic location and the services provided;
(5) the projected total cost and benefit to BigString for post employment benefits; and (6) any connection between the individual and any fraudulent act or omission, breach of trust of fiduciary duty or insider abuse with regard to BigString. Inasmuch as the Compensation Committee was formed in 2006, there were no meetings of the Compensation Committee in 2005.

         In the event that the Board determines in the future to apply the listing of BigString's Common Stock on a securities exchange or the NASDAQ market, the Board will then review the composition of the Committee to ensure it meets the independence standards of any such securities exchange or the NASDAQ market, as the case may be.

Audit Committee

         For the year ended December 31, 2005, the Audit Committee of the Board of Directors of BigString consisted of directors Darin M. Myman and Todd M. Ross. Messrs. Myman and Ross were appointed to the Audit Committee in May 2005, nine months before BigString became a reporting company under the Exchange Act. In November 2005, the Audit Committee selected the accounting firm of Wiener, Goodman & Company, P.C. to act as the Company's independent public accounting firm for the year ended December 31, 2005 and audit the financial statements of BigString for such year. Prior thereto, Wiener, Goodman & Company, P.C. had been selected by the Audit Committee to audit BigString's financial statements for the year ended December 31, 2004, and the period commencing October 8, 2003 (Date of Formation) through December 31, 2003. As Mr. Myman and Mr. Ross are officers of BigString, neither is considered an independent director under the NASD's definition of "independent director." Consequently, on March 23, 2006, the Board resolved to appoint a new Audit Committee, comprised of "independent directors," to be appointed after BigString's annual meeting of stockholders to be held May 18, 2006.

         The Audit Committee is responsible for developing and monitoring the audit of BigString. The Audit Committee selects the outside auditor and meets with the Board to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and any other information presented to members of the Audit Committee by the officers of BigString regarding financial reporting policies and practices. The Audit Committee met twice during the year 2005, with all members attending such meetings.

Report of the Audit Committee of the Board of Directors

         Notwithstanding anything to the contrary set forth in any of BigString's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

         Audit Committee Charter

         The Audit Committee assisted in the development of a Charter of the Audit Committee (the "Charter") in consultation with BigString's legal and accounting advisors. The Board adopted the Charter on March 23, 2006. A copy of the Charter is attached hereto as Appendix A.

         Review of Audited Financial Statements for the year ended December 31, 2005

         The Audit Committee, as in place for 2005, has reviewed and discussed with BigString's management the audited financial statements of BigString for the year ended December 31, 2005. The Audit Committee has discussed with Wiener, Goodman & Company, P.C., BigString's independent public accounting firm, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that BigString's audited financial statements for the year ended December 31, 2005 be included in its Annual Report on Form 10-KSB for the year ended

December 31, 2005, and that such Form 10-KSB be filed with the Securities and Exchange Commission.

Submitted by:     Darin M. Myman
                  Todd M. Ross

Principal Accountant Fees and Services

         Audit Fees

         BigString paid a total of $85,380 in 2005 to Wiener, Goodman & Company, P.C., for audit services, which included work related to the audits rendered for the years ended December 31, 2005 and 2004, and the period commencing October 8, 2003 (Date of Formation) through December 31, 2003. It should be noted that the fees incurred in 2005 included those associated with BigString becoming a reporting entity under the Exchange Act in January 2006 as well as the registration of shares of Common Stock under the Securities Act pursuant to the Registration Statement on Form SB-2, as amended, which was filed by BigString with the Securities and Exchange Commission on August 29, 2005. Prior to year 2005, BigString did not engage any independent public accounting firm to audit its financial statement.

         Audit Related Fees

         As of December 31, 2005, BigString has not paid any fees associated with audit related services to Wiener, Goodman & Company, P.C., or any other accounting firm.

         Tax Fees

         As of December 31, 2005, BigString has not paid any fees associated with tax compliance, tax advice or tax planning to Wiener, Goodman & Company, P.C., or any other accounting firm.

         All Other Fees

         As of December 31, 2005, BigString has not paid any fees associated with non-audit services to Wiener, Goodman & Company, P.C., or any other accounting firm.

                               EXECUTIVE OFFICERS

         The name, age, current position and biographical information of each executive officer of BigString is set forth below:


Name                         Age                      Position
----                         ---                      --------

Darin M. Myman               41       President and Chief Executive Officer

Adam M. Kotkin               26       Chief Operating Officer and Secretary

Todd M. Ross                 33       Chief Financial Officer and Treasurer

Charles A. Handshy, Jr.      33       Chief Information Officer

David L. Daniels             60       Chief Technology Officer


Biographical Information

         For the biographical information for certain of the above listed executive officers, which is not set forth below, see "ELECTION OF DIRECTORS - Board of Directors."

David Daniels has served as the Chief Technology Officer of BigString since July 12, 2004, and as a director of BigString since July 23, 2004. Prior to joining BigString, Mr. Daniels co-founded Email Emissary on August 7, 2003 and served as the President and a director of Email Emissary from its inception through its acquisition by BigString in July, 2004. In addition to serving as an officer and director of BigString and Email Emissary, Mr. Daniels has owned INTERNETworks, a website hosting firm based in Oklahoma, since its formation in October 1993. Prior to the formation of , INTERNETworks, he was a technology consultant from 1979 to 1993. Mr. Daniels also serves as a board member of the Oklahoma chapter of InfraGuard.

Charles A. Handshy, Jr. has served as the Chief Information Officer of BigString since July 12, 2004, and as a director of BigString since July 23, 2004. Prior to joining BigString, Mr. Handshy co-founded Email Emissary on August 7, 2003, and served as an Executive Vice President and a director of Email Emissary from its inception through its acquisition by BigString in July, 2004. Prior to his formation of Email Emissary, Mr. Handshy was a self employed consultant from February 2003 through September 2003. From January 2000 until February 2003, Mr. Handshy was a source administrator and software developer for Williams Telecommunications. Mr. Handshy also founded Gravette Online in November 2001 and Green Country Internet in July 1999, two Internet service providers located in the Midwest. In addition to his operation of these companies, Mr. Handshy has provided computer consulting to fortune 500 companies including CITGO, Black and Decker and Williams Telecommunications since 1990. Mr. Handshy graduated from Northeastern Oklahoma A&M College with a degree in computer science.

Executive Compensation

         The following table sets forth information concerning the annual and long-term compensation for services in all capacities to BigString for the years ended December 31, 2005, 2004 and 2003 of the Chief Executive Officer (the "Named Executive Officer"). No other executive officer's total annual salary and bonus for the year ended December 31, 2005 exceeded $100,000.

                                                    SUMMARY COMPENSATION TABLE

                                       Annual Compensation                 Long-Term Compensation
                                -----------------------------------  ---------------------------------------
                                                                            Awards                Payouts
                                                                     -----------------------   -------------
                                                           Other     Restricted   Securities
                                                          Annual       Stock      Underlying                  All Other
                                                         Compensa-    Award(s)     Options/     LTIP Payouts  Compensa-
Name and Position     Year (1)   Salary ($)  Bonus ($)   tion ($)(2)     ($)       SARs (#)        ($)        tion($)
-----------------     --------   ----------  ---------  ------------   -----      ---------      ----------   ---------
Darin M. Myman,         2005     $ 77,000      $ ---      $ 7,425      $ ---       $ ---          $ ---         $  ---
President and Chief     2004     $ 53,400      $ ---      $  ---       $ ---       $ ---          $ ---         $  ---
Executive Officer       2003     $  1,700      $ ---      $  ---       $ ---       $ ---          $ ---         $  ---


------------------------------------------
(1)      BigString commenced operations on October 8, 2003.

(2) Represents amounts reimbursed for automobile and automobile insurance expenses paid by Mr. Myman from April 2005 to December 2005 which relate to the Company's promotional vehicle. Mr. Myman primarily uses the vehicle for advertising and promotional purposes on behalf of BigString.

Employment Agreements

         Currently, none of the officers or employees of BigString has an employment agreement with BigString. At the discretion of our Board of Directors, BigString may in the future enter into employment agreements with one or more of its officers or other employees.

Stock Option and Other Equity Compensation or Incentive Plans

         BigString currently does not have in effect any stock option or other equity compensation or incentive plans. In the event the stockholders of BigString approve the proposal to adopt the 2006 Equity Incentive Plan at the Annual Meeting, BigString plans to place such plan into effect as of May 18, 2006. See "Proposal to Adopt the BigString 2006 Equity Incentive Plan."

Option Grants in the Last Fiscal Year

         There were no grants of stock options during the year ended December 31, 2005 to the Named Executive Officer.

Year End Option Values

         There were no options to purchase Common Stock held by the Named Executive Officer at December 31, 2005.

Certain Relationships and Related Party Transactions

         On July 16, 2004, BigString issued to each of Darin M. Myman, the President and Chief Executive Officer and a director of BigString, David L. Daniels, the Chief Technology Officer and a director of BigString, Deborah K. Daniels, his wife, Charles A. Handshy, Jr., the Chief Technology Officer and a director of BigString, and June E. Handshy, his wife, 4,000,000 shares of BigString's common stock for their shares of Email Emissary, Inc. ("Email Emissary") common stock. The holders of Email Emissary received four shares of BigString's common stock for each share of Email Emissary held by him or her. The exchange rate was negotiated by the board of directors of BigString and the shareholders of Email Emissary and such negotiations were conducted at arms-length. As a result of these stock acquisitions, BigString became the owner of 100% of the outstanding common stock of Email Emissary.

         At the time of the acquisition of Email Emissary by BigString, neither Charles A. Handshy, Jr. or David L. Daniels, nor their spouses, were officers, directors or stockholders of BigString. Further, Darin M. Myman did not serve as an officer or director of Email Emissary prior to its acquisition by BigString. Although Mr. Myman was a stockholder of Email Emissary at the time of the acquisition, he held a minority position in the company (i.e., 20% of the then outstanding common stock of Email Emissary).

         David L. Daniels, Chief Technology Officer of BigString and his wife, Deborah K. Daniels, each own a 50% interest in INTERNETworks. BigString, in June 2005, entered into a lease by and among INTERNETworks, as landlord, and BigString and it subsidiary Email Emissary, as tenants, for the lease of office space located at Suite 111, 113 W. Dawes Street, Bixby, Oklahoma. The lease expired on December 31, 2005, and has continued thereafter on a month to month basis. The current monthly occupancy rate is $400.

         Mark Shefts owns 100% of Shefts Associates, Inc. and has a controlling interest in Shefts Family LP. Shefts Associates, Inc. and Shefts Family LP collectively beneficially own 5.56% of BigString's outstanding common stock. In September, 2005, BigString entered into a consulting agreement with Shefts Associates, Inc., pursuant to which Shefts Associates, Inc. will provide consulting services to BigString regarding all aspects of BigString's business, including, among others, management, accounting, product development, marketing, sales, advertising, business development and general business and administrative procedures and processes. In consideration for these services, BigString has paid to the consultant a non-refundable retainer fee of $25,000. The consultant will charge BigString $175 per hour for services provided by Mark Shefts and $100 per hour for services provided by other representatives of Shefts Associates, Inc. BigString will also reimburse Shefts Associates, Inc. for expenses incurred by the consultant in the performance of its duties under the consulting agreement. The consulting agreement has a term one year and may be terminated by either party upon five days written notice.

         As additional consideration for the services to be provided by Shefts Associates, Inc. under the consulting agreement, BigString granted two warrants to Shefts Associates, Inc. for the purchase of 1,246,707 and 1,196,838 shares of common stock, respectively, and has agreed to register the shares subject to the warrants. The warrants each have a five year term. The warrant to purchase 1,246,707 shares of common stock has a per share exercise price of $0.16 and the warrant to purchase 1,196,838 shares of common stock has a per share exercise price of $0.20.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Exchange Act requires BigString's executive officers and directors, and persons who own more than ten percent of a registered class of BigString's equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish BigString with copies of all Forms 3, 4 and 5 they file.

         BigString believes that all filings required to be made by its executive officers and directors pursuant to Section 16(a) of the Exchange Act have been filed within the time periods prescribed.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         The Board has adopted a formal process to be followed for those stockholders who wish to communicate directly with the Board or any individual director of BigString. A stockholder can contact the Board, or any individual director, by sending a written communication to: BigString Corporation, c/o Chairman of the Board, 3 Harding Road, Suite F, Red Bank, New Jersey 07701. A stockholder's letter should also indicate that he, she or it is a stockholder of BigString. The Chairman shall either (1) distribute such communication to the Board, or a member or members thereof, as appropriate, depending upon the facts and circumstances described in the communication received; or (2) determine that the communication should not be forwarded to the Board because, in his or her judgment, (a) the communication is primarily commercial in nature and relates to BigString's ordinary business or relates to a topic that is improper or not relevant to the Board; or (b) BigString's management can adequately handle the stockholder inquiry or request, in which case the inquiry or request will be forwarded to the appropriate individual. If a stockholder communication is addressed to one or more members of the Board, but not the entire Board, the Chairman shall notify any member of the Board to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request.

         At each Board meeting, the Chairman shall present a summary of all communications received since the last Board meeting which were not forwarded to the Board, as well as the basis for the determination by the Chairman as to why the communications were not forwarded to the Board, and shall make those communications available upon request.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals for presentation at BigString's next annual meeting of stockholders must be received by BigString at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2006. BigString's By-laws contain certain procedures which must be followed in connection with stockholder proposals.

                                  ANNUAL REPORT

         BigString's annual report on Form 10-KSB for the year ended December 31, 2005 accompanies this Proxy Statement. Wiener, Goodman & Company, P.C. has audited the financial statements for the year ended December 31, 2005, which statements are contained in the annual report on Form 10-KSB. Such annual report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTING FIRM

         Selection of the independent public accounting firm for BigString is made by the Audit Committee of the Board of Directors. Wiener, Goodman & Company, P.C. was BigString's independent public accounting firm for the year ended December 31, 2005. The Audit Committee has selected Wiener, Goodman & Company, P.C. to serve as BigString's independent public accounting firm for the year ended December 31, 2006.

         A representative of Wiener, Goodman & Company, P.C. will be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from stockholders of BigString.

           PROPOSAL TO ADOPT THE BIGSTRING 2006 EQUITY INCENTIVE PLAN

Introduction

         The Board of Directors has approved and adopted, subject to approval and ratification by BigString's stockholders, the 2006 Equity Incentive Plan. BigString's 2006 Equity Incentive Plan is designed to encourage and enable employees and directors of BigString to acquire or increase their holdings of Common Stock and other proprietary interests in BigString. It is intended to promote these individual's interests in the Company thereby enhancing the efficiency, soundness, profitability, growth and stockholder value of BigString.

         Under the 2006 Equity Incentive Plan, incentive and nonqualified stock options may be granted to eligible employees and/or employee-directors and nonqualified stock options may be granted to eligible non-employee directors. In addition, pursuant to the 2006 Equity Incentive Plan, participants may be eligible to receive, under certain conditions, stock appreciation rights in the form of related stock appreciation rights and freestanding stock appreciation rights, restricted awards in the form of restricted stock awards and restricted stock units, performance awards in the form of performance share awards and performance unit awards, phantom stock awards and dividend equivalent awards.

         No awards have been awarded under the 2006 Equity Incentive Plan nor will any awards be awarded under the 2006 Equity Incentive Plan unless and until the stockholders of BigString approve the 2006 Equity Incentive Plan.

         The terms of the 2006 Equity Incentive Plan are complex and it is accordingly recommended that stockholders thoroughly read the following description of the 2006 Equity Incentive Plan which describes certain of the provisions of the 2006 Equity Incentive Plan in greater detail. On written request, BigString will provide without charge to each record or beneficial holder of BigString's Common Stock, a copy of the BigString 2006 Equity Incentive Plan. Requests should be addressed to Mr. Darin M. Myman, President and Chief Executive Officer, BigString, 3 Harding Road, Suite F, Red Bank, New Jersey 07701.

Administration of the 2006 Equity Incentive Plan

         The 2006 Equity Incentive Plan will be administered by the Board of Directors of BigString or its Compensation Committee (hereinafter referred to as the "Administrator"). Under the 2006 Equity Incentive Plan, the Administrator is authorized to:

         o determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

         o prescribe the form or forms of award agreements evidencing any awards granted under the 2006 Equity Incentive Plan;

         o establish, amend and rescind rules and regulations for the administration of the 2006 Equity Incentive Plan;

         o construe and interpret the 2006 Equity Incentive Plan and any awards and award agreements made under the 2006 Equity Incentive Plan;

         o interpret rules and regulations for administering the 2006 Equity Incentive Plan; and

         o make all other determinations deemed necessary or advisable for administering the 2006 Equity Incentive Plan.

Effective Date of the 2006 Equity Incentive Plan

         Pending approval of the 2006 Equity Incentive Plan by the stockholders, the effective date of the 2006 Equity Incentive Plan will be May 18, 2006. All eligible participants may receive awards under the 2006 Equity Incentive Plan for ten years minus one day from the date of stockholder approval.

Shares of Common Stock Available under the 2006 Equity Incentive Plan

         15,000,000 shares of Common Stock have been reserved for issuance under the 2006 Equity Incentive Plan, including shares reserved for issuance relating to incentive stock options. The 15,000,000 shares of Common Stock available under the 2006 Equity Incentive Plan will not be reduced by:

         o dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards;

         o awards which by their terms are settled in cash rather than the issuance of shares;

         o any shares subject to an award under the 2006 Equity Incentive Plan which award is forfeited, cancelled or terminated, expires or lapses for any reason; and

         o any shares surrendered by a participant or withheld by BigString to pay the option price or purchase price for an award or shares or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the 2006 Equity Incentive Plan, a participant pays such purchase price or satisfies such tax withholding by either tendering previously owned shares or having BigString withhold shares.

         Any change in the outstanding shares of BigString's Common Stock because of a merger, reorganization, stock split or any other event affecting the Common Stock shall result in a corresponding adjustment to the shares of Common Stock reserved for issuance under the 2006 Equity Incentive Plan.

Awards Available Under the 2006 Equity Incentive Plan:

Stock Options:
--------------

         The Administrator may grant either incentive stock options or nonqualified stock options. Only employees of the Company may be granted incentive stock options. The exercise price of each stock option shall be equal to the "fair market value" (as defined below) of the Common Stock on the date the award is granted to the participant; provided, however, that:

         o in the Administrator's discretion, the exercise price of a nonqualified stock option may be less than the fair market value of the Common Stock on the date of grant, but not less than 85% of the fair market value of the Common Stock;

         o with respect to a participant who owns more than 10% of the total combined voting power of all classes of stock of BigString, the option price of an incentive stock option granted to such participant shall not be less than 110% of the fair market value of the Common Stock on the date the award is granted; and

         o in no event shall the option price per share of a stock option be less than the par value per share of the Common Stock.

         For purposes of the exercise price of a stock option, "fair market value" shall mean the closing sales price per share of the Common Stock as reported on the last trading date immediately preceding the date the stock option is granted on the New York Stock Exchange or the American Stock Exchange, or, if not so listed, the closing sales price (or the closing bid, if no sales were reported) of the Common Stock as quoted on the Nasdaq National Market or Nasdaq SmallCap Market of the Nasdaq Stock Market, or, if not reported on the Nasdaq Stock Market, as determined by the Administrator based on such valuation measures or other factors as it deems appropriate. The term of each stock option granted to a participant pursuant to an award shall be determined by the Administrator; provided, however, that in no case shall a stock option be exercisable more than 10 years (5 years in the case of an incentive stock option granted to a 10% stockholder) from the date of the award.

         Generally, an employee may only exercise a stock option while an employee of BigString; provided, however, that or if the employee's employment is terminated because of disability or death, the stock option may be exercised up to one year after the employee's employment terminates, but only to the extent exercisable on the employee's termination date. The Administrator may in its sole discretion accelerate the date for exercising all or any part of the deceased or disabled employee's stock options which were not otherwise exercisable on the termination date. In the event of a participant's death, his or her stock options shall be exercisable by such person or persons as shall have acquired the right to exercise the stock options by will or by the laws of intestate succession.

         Unless the Administrator determines otherwise, if the employment of the Participant is terminated for any reason, other than disability, death or for "cause" (as such term is defined and used in the 2006 Equity Incentive Plan) his or her stock options may be exercised for up to three months after the termination of his or her employment to the extent exercisable on his or her termination date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the stock options which were not otherwise exercisable on the termination date. If the employment of a participant is terminated for "cause," his or her stock options shall lapse and no longer be exercisable.

         In no event shall there first become exercisable by an employee in any one calendar year incentive stock options with respect to shares having an aggregate fair market value (as determined at the time the incentive stock options are granted) greater than $100,000. To the extent that any incentive stock options are first exercisable by an employee in excess of such limitation, the excess shall be considered nonqualified stock options.

         Each non-employee director is eligible for the grant of nonqualified options. All nonqualified options granted to non-employee directors will have a per share exercise price equal to 100% of the fair market value of a share of Common Stock on the date the nonqualified stock option is granted.

         Unless the Administrator determines otherwise, a stock option granted to a non-employee director at the time of grant may be exercised only to the extent exercisable on the date his or her directorship terminated and must be exercised within six months following the termination of his or her directorship (or such other period stated in the award agreement).

         Except as may be permitted by the Administrator in accordance with applicable laws, stock options granted under the 2006 Equity Incentive Plan shall not be transferable other than by will or the laws of intestate succession.

Stock Appreciation Rights:
--------------------------

         A stock appreciation right ("SAR") is an award entitling the recipient to receive payment, in cash and/or shares of Common Stock, determined in whole or in part by reference to appreciation in the value of a share or shares of Common Stock from the date the SAR is granted to the date it is exercised. The base price per share of a SAR shall be no less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. A SAR granted in tandem with a stock option will be exercisable only at such times and to the extent that the related stock option is exercisable (a related SAR). A related SAR granted in tandem with an incentive stock option may be exercised only when the fair market value of the shares of Common Stock subject to the incentive stock option exceeds the exercise price of the incentive stock option, and the SAR may be for no more than 100% of the difference between the exercise price of the underlying incentive stock option and the fair market value of the Common Stock subject to the underlying incentive stock option at the time the SAR is exercised. At the option of the Administrator, upon exercise, a SAR may be settled in cash, Common Stock or a combination of both.

         A related SAR may be granted either concurrently with the grant of a stock option or, if the option is a nonqualified stock option, at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such stock option. The base price of these related SAR shall be equal to the option price of the stock option. Related SARs shall be exercisable only at the time and to the extent that the stock option to which it relates is exercisable and may be subject to such additional limitations on exercisability as the Administrator may provide in the award agreement, and in no event after the complete termination or full exercise of the stock option.

         A SAR may also be granted without relationship to a stock option (a freestanding SAR) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the 2006 Equity Incentive Plan.

         Each participant's award agreement shall set forth the extent to which the participant shall have the right to exercise a SAR following termination of the participant's employment or service with BigString. Notwithstanding the foregoing, the Administrator in its sole discretion may limit, in any manner, the amount payable with respect to a SAR. SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and may be exercised during the participant's lifetime only by him or her or by his or her guardian or legal representative.

Restricted Awards:
------------------

         Subject to the limitations of the 2006 Equity Incentive Plan, the Administrator may, in its sole discretion, grant restricted awards to such eligible employees or directors in such numbers, upon such terms and at such times as the Administrator shall determine. Such restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards shall be payable in shares of Common Stock. Restricted stock units shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the 2006 Equity Incentive Plan and the sole discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the restriction period), and shall determine the conditions which must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of such conditions.

         Notwithstanding the foregoing, restricted awards that vest based solely on continued service or the passage of time shall be subject to a minimum restriction period of one year except in the case of:

         o restricted awards assumed or substituted in connection with mergers, acquisitions or other business transactions;

         o restricted awards granted in connection with the recruitment or hiring of a participant; and/or

         o restricted awards granted pursuant to any incentive compensation or bonus program established by BigString.

         If the employment or service of a participant shall be terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the 2006 Equity Incentive Plan and the individual award, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto. The Administrator shall have sole discretion to determine whether a participant shall have dividend rights, voting rights or other rights as a stockholder with respect to shares of Common Stock subject to a restricted award which has not yet vested or been earned.

Performance Awards:
-------------------

         Subject to the terms of the 2006 Equity Incentive Plan, the Administrator may in its sole discretion grant performance awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance awards may be in the form of performance shares and/or performance units. An award of performance shares is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator's sole discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of the shares of Common Stock covered by the performance award. The Administrator shall determine the nature, length and starting date of the period during which a performance award may be earned (the performance period), and shall determine the conditions which must be met in order for a performance award to be granted, vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.

         If the employment or service of a participant shall terminate for any reason and the participant has not earned all or part of a performance award pursuant to the terms of the 2006 Equity Incentive Plan and individual award, such award, to the extent not then earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

         Performance awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a performance award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the award until the performance period has expired and until the conditions to earning the award have been met.

Phantom Stock Awards:
---------------------

         Subject to the terms of the 2006 Equity Incentive Plan, the Administrator may in its sole discretion grant phantom stock awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A phantom stock award is an award to a participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the fair market value of the shares of Common Stock.

         The Administrator shall have sole authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. If the employment or service of a participant shall be terminated for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the 2006 Equity Incentive Plan and the individual award, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

         Upon vesting of all or a part of a phantom stock award and satisfaction of such other terms and conditions as may be established by the Administrator, the participant shall be entitled to a payment of an amount equal to fair market value of the shares of Common Stock with respect to each such phantom stock award which has vested. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their fair market value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of phantom stock. Payment may be made in a lump sum or upon such terms as may be established by the Administrator.

         Unless the Administrator determines otherwise, (1) phantom stock awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession,
(2) phantom stock awards may be exercised during the participant's lifetime only by him or her or by his or her guardian or legal representative, and (3) shares of Common Stock (if any) subject to a phantom stock award may not be sold, transferred, assigned, pledged or otherwise encumbered until the phantom stock award has vested and all other conditions established by the Administrator have been met.

Dividends and Dividend Equivalents:
-----------------------------------

         The Administrator may, in its sole discretion, provide that awards granted under the 2006 Equity Incentive Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents.

Amendment and Termination of the 2006 Equity Incentive Plan

         The 2006 Equity Incentive Plan may be amended, altered and/or terminated at any time by the Board; provided, however, that: (1) approval of an amendment to the 2006 Equity Incentive Plan by the stockholders of BigString shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (2) with the minor exception set forth below, the option price for any outstanding stock option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding option or SAR be surrendered to BigString as consideration for the grant of a new stock option or SAR with a lower option price or base price than the original stock option or SAR, as the case may be, without stockholder approval of any such action.

         The Administrator may amend, alter or terminate any award granted under the 2006 Equity Incentive Plan, prospectively or retroactively, but such amendment, alteration or termination of an award shall not, without the consent of the recipient of an outstanding award, materially adversely affect the rights of the recipient with respect to the award.

Change in Control

         All stock options and SARs outstanding as of the date of a change in control shall become fully exercisable, whether or not then otherwise exercisable. Any restrictions, including but not limited to the restriction period, performance period, performance criteria and/or vesting conditions applicable to any restricted award, performance award and/or phantom stock award, shall be deemed to have been met, and such awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

         Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization, sale of all or substantially all of the assets of BigString or other similar transaction or event affecting BigString or its stockholders, the Administrator may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the 2006 Equity Incentive Plan shall not vest or become exercisable on an accelerated basis, if BigString or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of awards granted under the 2006 Equity Incentive Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as awards granted under the 2006 Equity Incentive Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of participants under the 2006 Equity Incentive Plan. If the Compensation Committee is acting as the Administrator authorized to make the determinations provided for above, such determination must also be approved by the Board prior to such determination being placed into effect.

Unfunded 2006 Equity Incentive Plan

         The 2006 Equity Incentive Plans hall be unfunded, and BigString shall not be required to create a trust or segregate any assets that may at any time be represented by awards under the 2006 Equity Incentive Plan. The 2006 Equity Incentive Plan shall not establish any fiduciary relationship between BigString and any participant or other person. Neither a participant nor any other person shall, by reason of the 2006 Equity Incentive Plan, acquire any right in or title to any assets, funds or property of BigString, including, without limitation, any specific funds, assets or other property which BigString may set aside in anticipation of a liability under the 2006 Equity Incentive Plan. A participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the 2006 Equity Incentive Plan, unsecured by any assets of BigString. Nothing contained in the 2006 Equity Incentive Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

Compliance with Code Section 409A

         Notwithstanding any other provision in the 2006 Equity Incentive Plan or an award to the contrary, if and to the extent that Section 409A ("Section 409A") of the Internal Revenue Code of 1986, as amended (the "Code"), is deemed to apply to the 2006 Equity Incentive Plan or any award granted under the 2006 Equity Incentive Plan, it is the general intention of BigString that the 2006 Equity Incentive Plan and all such awards shall comply with Section 409A, related regulations or other guidance, and the 2006 Equity Incentive Plan and any such award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares issuable pursuant to a stock option, a SAR settled in shares of Common Stock, a restricted award or any other award otherwise exempt from Section 409A in a manner that would cause Section 409A to apply shall not be permitted. Without in any way limiting the effect of the foregoing, in the event that Section 409A, related regulations or other guidance require that any special terms, provisions or conditions be included in the 2006 Equity Incentive Plan or any award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the 2006 Equity Incentive Plan or award, as applicable. Further, in the event that the 2006 Equity Incentive Plan or any award shall be deemed not to comply with Section 409A or any related regulations or other guidance, then neither BigString, the Administrator nor its or their designees or agents shall be liable to any participant or other person for actions, decisions or determinations made in good faith.

Federal Income Tax Consequences

         Stock Options: The grant of an incentive stock option or a nonqualified
         -------------
stock option does not result in income for the grantee or in a deduction for BigString.

         The exercise of a nonqualified stock option results in ordinary income for the grantee and a business deduction for BigString measured by the difference between the option's exercise price and the fair market value of the shares of Common Stock received at the time of exercise; provided, however, that BigString will not be able to deduct compensation to a "named executive officer" of BigString to the extent such compensation exceeds $1 million in any tax year unless such compensation qualifies as performance-based compensation under
Section 162(m) of the Code and the regulations related thereto. If BigString is required to withhold income taxes in connection with the exercise of a nonqualified stock option, the Administrator may, in its discretion, permit such withholding obligation to be satisfied by the delivery of shares of Common Stock held by the grantee or to be delivered to the grantee upon exercise of the stock option.

         The exercise of an incentive stock option does not result in income for the grantee or in a business deduction for BigString; provided, that the employee does not dispose of the shares of Common Stock acquired upon exercise within two years after the date of grant of the option and one year after the transfer of the shares of Common Stock upon exercise, and provided that, the employee is employed by BigString or a subsidiary of BigString from the date of grant until three months before the date of exercise. If these requirements are met, the employee's basis in the shares of Common Stock would be the exercise price. Any gain related to the subsequent disposition of shares of Common Stock will be taxed to the employee as a long-term capital gain and BigString will not be entitled to any deduction. The excess of the fair market value of the

Common Stock on the date of exercise over the exercise price is an item of tax preference for the employee, potentially subject to the alternative minimum tax.

         If an employee should dispose of the shares of Common Stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of either of the designated holding periods, the employee recognizes ordinary income and BigString is entitled to a business deduction in an amount equal to the lesser of the fair market value of the shares of Common Stock on the date of exercise minus the stock option exercise price or the amount realized on disposition of the shares of Common Stock minus the stock option exercise price. Any gain in excess of the ordinary income recognized by the employee is taxable as long-term or short-term capital gain, depending on the holding period. If a stock option, intended to be an incentive stock option, does not satisfy all of the requirements of an incentive stock option pursuant to Section 422 of the Code when granted, the employee recognizes ordinary income upon exercise of the option and BigString is entitled to a business deduction in an amount equal to the fair market value of the shares of Common Stock on the exercise date minus the stock option exercise price. Income tax withholding would be required. In the event a stock option intended to be an incentive stock option does not qualify as such when granted to or exercised by a named executive officer, the $1 million per capita limitation on compensation to the named executive officer imposed by Section 162(m) of the Code will apply unless such compensation qualifies as performance-based compensation under 162(m) of the Code and the regulations related thereto.

         SARS: The grant of a SAR does not result in income for the grantee or
         ----
in a business deduction for BigString for federal income tax purposes. Upon the exercise of a SAR, the grantee recognizes ordinary income and BigString is entitled to a business deduction measured by the fair market value of the shares of Common Stock and/or cash received; provided, however, that, if the grantee is a Named Executive Officer, the $1 million per capita limitation on compensation to the named executive officer imposed by Section 162(m) of the Code will apply unless such compensation qualifies as performance-based compensation under 162(m) of the Code and the regulations related thereto. Income tax withholding would be required for employees of BigString and its subsidiaries.

         Restricted Awards: If the shares of Common Stock issued pursuant to a
         -----------------
restricted award are subject to restrictions resulting in a "substantial risk of forfeiture" pursuant to the meaning of such term under Section 83 of the Code, the restricted award does not result in income for the grantee or in a business deduction for BigString for federal income tax purposes. If there are no such restrictions, conditions, limitations or forfeiture provisions, the grantee recognizes ordinary income and BigString is entitled to a business deduction upon receipt of the shares of Common Stock. Dividends paid to the grantee while the Common Stock remained subject to any restrictions would be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee receives ordinary income and BigString is entitled to a business deduction, subject to the $1 million deduction limitation under Section 162(m) of the Code, measured by the fair market value of the shares of Common Stock at the time of lapse. Income tax withholding would be required for employees of BigString and its subsidiaries.

         Other Stock Based Awards: Any employee of the Company or any of its
         ------------------------
subsidiaries who receives shares of Common Stock as bonus compensation or in lieu of the employee's cash compensation shall recognize ordinary income, and the Company shall be entitled to a business deduction, subject to the $1 million deduction limitation under Section 162(m), measured by the fair market value of the shares of Common Stock issued to the employee.

Vote Required

         Approval by the Company's stockholders of the proposal to approve and adopt the 2006 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy.

         The Board of Directors recommends a vote "FOR" the proposal to approve and adopt the 2006 Equity Incentive Plan.

                                  OTHER MATTERS

         It is not expected that any matter not referred to herein will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Annual Meeting in accordance with their best judgment.

                          ANNUAL REPORT ON FORM 10-KSB

         On written request, BigString will provide without charge to each record or beneficial holder of BigString's Common Stock, a copy of BigString's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Requests should be addressed to Mr. Darin M. Myman, President and Chief Executive Officer, BigString Corporation, 3 Harding Road, Suite F, Red Bank, New Jersey 07701. It should be noted that a copy of the Annual Report on Form 10-KSB accompanies this Proxy Statement.


ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY TO THE REGISTRAR AND TRANSFER COMPANY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THANK YOU.



                                        By Order of the Board of Directors

                                        /s/ Adam M. Kotkin

                                        Adam M. Kotkin
                                        Secretary

                                                                      APPENDIX A

                              BIGSTRING CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


I.       PURPOSE AND AUTHORITY
         ---------------------

         The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of BigString Corporation (the "Company") is to assist the Board in fulfilling its oversight responsibilities with respect to financial reports and other financial information. In this regard, the Committee is to: (i) serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems and the integrity of the Company's financial statements; (ii) serve as the sole authority to which the independent auditor of the Company (the "Independent Auditor") is accountable, and have the sole authority and responsibility for the appointment, compensation, retention and oversight of the work of the Independent Auditor, including any significant non-audit relationship with the Independent Auditor;
(iii) serve as the ultimate authority to which the internal auditor (the "Internal Auditor"), if any, is accountable; (iv) monitor the qualification, independence and performance of the Independent Auditor and the Internal Auditor, if any, including review of their audit efforts; (v) provide an open avenue of communication among the Independent Auditor, financial and senior management, the Internal Auditor and the Board; and (vi) assist in the Board's oversight of the Company's compliance with legal and regulatory requirements.

         A. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Independent Auditor, the Internal Auditor, if any, and anyone else in the Company. The Committee may retain, at the Company's expense, such special legal, accounting or other consultants or experts as it deems necessary in the performance of its duties. Alternatively, to the extent consistent with the rules promulgated by the Securities and Exchange Commission ("SEC"), the Committee may refer any matter to the Board to determine whether an investigation of a particular matter is appropriate and, if so, how it shall be conducted.

         B. The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of the following:

         1. Compensation to any registered public accounting firm, including, without limitation, the Independent Auditor, engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

         2. Compensation to any special legal, accounting or other consultants or experts employed by the Committee pursuant to
                  Section I.A; and

         3. Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

II.      COMPOSITION AND EXPERTISE; MEETINGS
         -----------------------------------

         A. The Committee shall be comprised of at least two independent directors as determined by the Board. The size of the Committee shall be increased as may be required by the rules and regulations of the SEC and/or any exchange on which the Company's securities are traded or quotation system on which the Company's securities are quoted.

         B. All members of the Committee shall be independent directors, free from any relationship to the Company that may interfere with the exercise of their independence from management and the Company, and each member of the Committee shall have been determined by the Board to be "independent."

         C. All members of the Committee shall be financially literate. To be financially literate, a person shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, or shall become able to do so within a reasonable period of time after his or her appointment to the Committee.

         D. At least one member of the Committee shall have, and continue to have, past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         E. Committee members shall be appointed by, and serve at the pleasure of, the Board. Committee members shall have the qualifications specified in this Charter and shall meet any other requirements of the SEC and any exchange on which the Company's securities are traded or quotation system on which the Company's securities are quoted. Determinations as to whether a particular director satisfies the requirements for membership on the Committee shall be made by the Board.

         F. The Board shall appoint a Chairman who will preside at Committee meetings and report on behalf of the Committee to the Board. If the Chairman is not present at a meeting, the members of the Committee shall, by majority vote, elect a member to serve as the Chairman for that meeting.

         G. The Committee generally will meet four times annually, but may meet more or less frequently as circumstances dictate. In addition to regularly scheduled meetings, the Committee shall meet at the request of any member. The Committee shall meet privately in executive session at least annually with management, the Internal Auditor, if any, and the Independent Auditor. In addition, the Committee shall meet privately in executive session at any time upon the request of management, the Internal Auditor, if any, or the Independent Auditor.

         H. A majority of the entire Committee shall constitute a quorum for the transaction of business. The action of a majority of the members present at a meeting at which a quorum is present shall be the action of the Committee. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if the unanimous written consent that sets forth the action is signed by each member of the Committee and filed with the minutes of the proceedings of the Committee. The Committee may establish such other rules of procedure for its business as it deems desirable.

III.     DUTIES AND RESPONSIBILITIES
         ---------------------------

         In addition to other duties and responsibilities set forth in this Charter, the Committee's specific responsibilities and duties shall include the following:

         A.       Review Procedures

                  1. Review and reassess the adequacy of this Charter at least annually and recommend to the Board any appropriate extensions or changes in the duties of the Committee. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations;

                  2. Review the Company's annual audited financial statements in draft and substantially final form prior to filing or distribution. This review should include (a) a discussion with management and the Independent Auditor of significant issues regarding accounting principles, practices and judgments, including the Company's disclosures under "Management's Discussion and Analysis or Plan of Operation," and (b) a discussion with the Independent Auditor about the quality of the accounting principles as applied in the preparation of the Company's financial statements. If significant issues are identified prior to filing or distribution of the annual audited financial statements, the Committee shall be informed of these issues and shall either meet to review them or discuss them by telephone conference call;

                  3. With respect to the Company's annual and quarterly financial statements, discuss any items required to be communicated by the Independent Auditor in accordance with Statement of Auditing Standards Number 61. The Chairman of the Committee may represent the entire Committee for purposes of this discussion;

                  4. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysis and rating agencies;

                  5. In consultation with management, the Independent Auditor and the Internal Auditor, if any, consider the integrity of the Company's financial reporting processes and controls. Review recommendations presented by the Independent Auditor in its "management letter," including the status of previous recommendations, together with management's responses, and discuss the adequacy of staffing, including the quality of the Company's financial and accounting personnel;

                  6. Review the Independent Auditor's audit plan and discuss the general audit approach, scope, staffing and reliance upon management and the Internal Auditor, if any;

                  7. Following completion of the annual audit, review separately with each of management, the Independent Auditor and the Internal Auditor, if any, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; and

                  8. Review any significant disagreements, disputes or difficulties among management and the Independent Auditor or the Internal Auditor, if any, in connection with the preparation of the financial statements and other matters related to the conduct of the audit which are to be communicated to the Committee under Generally Accepted Auditing Standards.

         B.       Internal Audit Function and Legal Compliance

                  1. Review an annual report from the Internal Auditor, if any, regarding his or her activities, audit plan, budget and staffing. Review any significant reports prepared for management by the Internal Auditor, if any, and management's response and follow-up to these reports;

                  2. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquires received from regulators or governmental agencies; and

                  3. Review management's monitoring of compliance with the Company's Chief Executive and Senior Financial Officer Code of Ethics, including particularly whether management has the proper review system to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         C.       Other Audit Committee Responsibilities

                  1. Annually report to the Board on the Committee's activities, including an evaluation of the Committee's performance over the past year, and provide the Board with such additional reports as are appropriate;

                  2. Establish clear hiring policies for employees or former employees of the Independent Auditor;

                  3. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

                  4. As appropriate, obtain advise and assistance from outside legal, accounting or other advisors;

                  5. Review policies with respect to risk assessment and risk management; and

                  6. Perform any other activities consistent with this Charter, the Company's Amended and Restated By-laws and governing law as the Committee or the Board deems necessary or appropriate.

IV.      RELATIONSHIP WITH INDEPENDENT AUDITOR
         -------------------------------------

         A. The Independent Auditor is solely accountable to the Committee. The Committee shall review the independence and performance of the Independent Auditor. The Committee has the sole authority to retain, compensate, oversee and discharge the Independent Auditor, and to approve any significant non-audit relationship with the Independent Auditor. The Committee shall annually appoint the Independent Auditor or discharge the Independent Auditor when circumstances warrant.

         B. On at least an annual basis, the Committee shall review a formal written report from the Independent Auditor describing:

                  1. The Independent Auditor's internal quality-control procedures;

                  2. Any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues; and

                  3. All relationships between the Independent Auditor and the Company, consistent with Independence Standards Board Standard Number 1.

         The Committee shall discuss with the Independent Auditor any disclosed material quality-control issues and relationships or services that may impact the qualifications, performance, objectivity and independence of the Independent Auditor and, if appropriate, take action to oversee the independence of the Independent Auditor.

V.       LIMITATION ON COMMITTEE RESPONSIBILITIES
         ----------------------------------------

         The Committee relies on the expertise and knowledge of management, the Internal Auditor, if any, and the Independent Auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company's financial statements are complete, accurate and in accordance with Generally Accepted Accounting Principles. The Independent Auditor is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with Generally Accepted Accounting Principles, to conduct investigations, to resolve disagreements, if any, among management, the Independent Auditor or Internal Auditor or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

[X] PLEASE MARK VOTES            REVOCABLE PROXY
     AS IN THIS EXAMPLE       BIGSTRING CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 2006


    The undersigned, a stockholder of BIGSTRING CORPORATION, hereby constitutes and appoints DARIN M. MYMAN and ADAM M. KOTKIN, and each of them, as proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of said BIGSTRING CORPORATION called and to be held at the law firm of Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, Red Bank, New Jersey, on Thursday, May 18, 2006 at 10:00 a.m. (the "Annual Meeting") and any adjournment or postponement thereof, and thereat to vote as designated hereon the number of shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present.

                                                                  With-  For All
                                                            For   hold   Except
1.  To elect the  following  nominees for director who      [_]    [_]     [_]
    will serve on the Board of  Directors of BigString
    Corporation until the next annual meeting of stockholders and until their successors have been elected and qualify:

    Marc W. Dutton, Adam M. Kotkin, Darin M. Myman, Lee
    Rosenberg and Todd M. Ross

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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                                                           For  Against  Abstain
2.  To  consider  and vote upon a proposal  to approve     [_]    [_]     [_]
    and adopt the  BigString  Corporation  2006 Equity
    Incentive Plan as described in the Proxy Statement delivered herewith.

3. To transact such other business as may properly come before the Annual Meeting or any further adjournment or postponement thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" THE ADOPTION OF THE BIGSTRING CORPORATION 2006 EQUITY INCENTIVE PLAN.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
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|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

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  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                              BIGSTRING CORPORATION

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    Please sign  exactly as your name  appears  herein.  When shares are held by
joint  tenants,   both  should  sign.   When  signing  as  attorney,   executor,
administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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